SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (date of earliest event reported) May 17, 2004

                               SERVOTRONICS, INC.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   1-7109                       16-0837866
----------------------------    -----------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
 of Incorporation)                                           Identification No.)


                  1110 Maple Street, Elma, New York 14059-0300
                  --------------------------------------------
           (Address of Principal Executive Offices including zip code)

                                  716-655-5990
                                  ------------
               (Registrant's telephone number including area code)


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit 99.1      Servotronics, Inc. Press Release issued on May 17, 2004.


ITEM 12. Results of Operations and Financial Condition

     On May 17, 2004 Servotronics, Inc. issued a press release announcing its financial results for the period ended March 31, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 18, 2004

                                            SERVOTRONICS, INC



                                            By: /s/Lee D. Burns, Treasurer & CFO
                                            ------------------------------------
                                                   Lee D. Burns
                                                   Treasurer & CFO


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Exhibit Index

Exhibit No.    Description
-----------    -----------

99.1           Servotronics, Inc. Press Release issued on May 17, 2004.